UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Quantitative Management Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

QM U.S. Small-Cap Growth Equity Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Lifted by favorable corporate earnings and economic growth, domestic small-cap growth stocks posted excellent returns in 2017. Equities were also buoyed at times by hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Major equity indexes ended the year near record highs amid expectations that the new tax law would add to U.S. gross domestic product growth and lift corporate earnings in 2018.

PERFORMANCE COMPARISON

Your fund returned 10.32% in the second half of 2017 and 22.12% for the full year. As shown in the Performance Comparison table, the fund lagged the MSCI US Small Cap Growth Index and its Lipper peer group index in the last six months. For the full year, the fund surpassed the MSCI benchmark but trailed the Lipper index. (Performance for the Advisor and I Class shares will vary due to their different fee structures and other factors.)

The fund outperformed the MSCI benchmark in 2017 due to stock selection, especially in the real estate, information technology, and consumer discretionary sectors. Sector allocations in aggregate added slightly to our performance advantage. On the other hand, our stock selection in health care and consumer staples hurt our relative results.

The fund’s longer-term record versus its peers remained excellent. Lipper ranked the QM U.S. Small-Cap Growth Equity Fund in the top quartile of the small-cap growth funds universe over the last three years, the top quintile over the last five years, and the top decile over the last 10 years. We believe our longer-term record is a testament to the value of our quantitative approach to investing. Based on cumulative total return, Lipper ranked the fund 301 of 558, 113 of 502, 56 of 457, and 11 of 342 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy was weak in the first quarter but picked up as the year progressed. Global economies have been strengthening, too, notably Europe and Japan. U.S. corporate earnings were better than expected in 2017, and the stronger global macro backdrop has translated into positive earnings momentum across many regions, including emerging markets.

Domestic small-cap stocks generally underperformed large-caps in 2017: The Russell 2000 Index returned 14.65% versus 21.83% for the large-cap S&P 500 Index. Growth stocks, however, outperformed value stocks across all market capitalizations. The weaker U.S. dollar in 2017 was a major tailwind for large U.S. multinational companies with significant earnings overseas. In contrast, small companies tend to have less exposure to non-U.S. markets, and thus they benefited less from the weaker greenback.

Looking at the small-cap growth universe’s 2017 performance based on the effectiveness of the components of our stock selection process, we see that the most expensive stocks and firms with the highest sales growth outperformed. The same was generally true of companies with negative earnings, low returns on equity (ROE), and negative free cash flow yields. The fund tends to be underweight in all those types of stocks, as we prefer profitable companies with reasonable valuations and good free cash flows, as well as firms with good sales growth—if they are selling at a reasonable valuation. We believe these are desirable attributes of small-cap growth stocks.

In addition, higher-quality stocks generally underperformed lower-quality companies—a short-term disadvantage for our investment approach in a rapidly rising market, as we favor higher-quality companies. Over longer periods, and especially during less favorable market environments, we believe our quality bias will benefit our relative performance.

OUR INVESTMENT APPROACH

The QM funds use a multifactor stock selection process to identify attractive stocks in our opportunity set—in this case, domestic small-cap growth stocks. Our stock selection approach reflects three of our quant team’s key investment convictions:

●

Stocks with lower valuations tend to outperform in every global universe. There are periods during the market cycle when stocks with lower valuations may underperform, but, over time, the evidence for value outperformance is convincing.

●

Quality stocks outperform, in part because they have historically tended to experience more moderate declines in down markets. Limiting portfolio losses in market downturns facilitates compounding, leading to stronger portfolio growth over time.

●	Firms that are profitable and good allocators of capital should be able to outperform over the long term.

WHAT WE SEEK: VALUE AND QUALITY

While each T. Rowe Price QM fund has a customized stock selection process, we focus most on identifying attractive stocks by looking at valuation and quality. We also include metrics that measure the capital allocation decisions of corporate managements. There is also an emphasis on buying stocks that the market recognizes as experiencing a change; company earnings estimate revisions and price change (classified as momentum metrics in academic literature) are two of the metrics that capture market recognition. We weight valuation, cash flow generation, and capital allocation metrics heavily, which reflects our long-term orientation. We expect this should reduce our portfolio turnover and could help reduce taxable distributions. Finally, we tend to hold onto our winners rather than sell them too early.

In short, here are some of the most important factors we consider when ranking thousands of possible investments:

●	Value. We favor stocks that appear inexpensively valued relative to their respective industries and relative to the small-cap growth universe.

●	Quality. We seek companies with high-quality characteristics, including a high return on capital employed, good earnings quality, and stability of earnings.

●

Cash Flows and Capital Deployment. We prefer companies that generate substantial free cash flow. Such companies have the potential to be self-financing and can continue to invest in periods when borrowing capital is not easy. We particularly like companies that use cash flows wisely in a manner that benefits shareholders—for example, by executing projects with an expected high return. Free cash flows also give companies the ability to buy back their stock, even in down markets, if management determines that is the best use of capital.

PORTFOLIO REVIEW

As shown in the Portfolio Characteristics table on page 4, some of the fund’s fundamental characteristics compared favorably with those of the MSCI index. At the end of December, the projected earnings growth rate of our holdings was a little lower than that of the index, while the fund’s P/E ratio was comparable. The historical earnings growth rate of our holdings was notably higher than those in the benchmark. Also, the fund’s ROE, which measures how effectively and efficiently a company and its management are using stockholder equity, was materially higher than that of the benchmark. This is not surprising, as ROE is one of several important metrics that we consider.

As you can see in the Sector Diversification table below, the fund’s sector allocations at the end of 2017 were fairly similar to those of the index. We may occasionally have small overweights or underweights, but we aim to outperform through stock selection rather than sector bets. In addition, we believe sector neutrality versus the benchmark helps us avoid risks due to large moves in any individual sector.

Another means of controlling risk is broad diversification. We had almost 300 holdings at the end of the year, and our largest positions, as shown in the Twenty-Five Largest Holdings table on page 11, represented only 1.0% of the fund’s assets. A third means of controlling risk is managing position sizes. We tend to have larger positions in companies that are proven or stable, such as consumer staples companies. In contrast, we tend to have smaller positions in higher-risk companies.

Stocks of information technology companies contributed the most to the fund’s absolute performance in 2017. Two of our holdings that make electronic equipment, instruments, and components—Coherent and Cognex—were among our largest contributors in the entire portfolio. The former, which is a leading manufacturer of specialty laser diodes and equipment, added to its significant first-half gains. Despite doubling the size of the business this year, due in part to the acquisition and integration of an underperforming competitor, the company continued to generate significant free cash flow, and we believe that the market is undervaluing its long-term potential. The latter, which designs and assembles end-to-end machine vision systems for factory automation and logistics applications, benefited from broad strength across key end markets, particularly in Asia. We believe the increasing adoption of machine vision systems and other new products and applications will drive the company’s earnings growth over time. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the health care sector, our position in Align Technology was one of the portfolio’s top absolute contributors. The company designs and manufactures Invisalign, a more aesthetic and comfortable alternative to traditional orthodontic braces. Shares were lifted by strong revenue growth in international markets, especially China, as well as growth in the key North American teen segment. We think the company has the potential to sustain revenue growth of at least 20% for the next few years. In the pharmaceutical industry, Nektar Therapeutics produced excellent full-year results. This is a clinical-stage biopharmaceutical company that develops therapies in the areas of oncology, pain, anti-infectives, antivirus, and immunology. Shares appreciated thanks to positive results from some clinical trials involving a treatment for melanoma and renal cell carcinoma. The stock received an additional boost from earnings results that exceeded expectations due to the recognition of a larger-than-expected up-front payment from its partner, Eli Lilly, for the development of a wide-spectrum autoimmune disease treatment.

In the industrials and business services sector, Toro and John Bean Technologies were top contributors in the machinery industry. The former, which makes lawn and landscape equipment, has a strong brand and dealer network and a healthy balance sheet. The latter, which makes equipment for the food processing and airline industries, is under relatively new management looking to improve operations and deploy capital into accretive acquisitions. In contrast, Wabtec, which makes locomotive parts and systems, fared poorly following weaker-than-expected earnings, and we eliminated it from the fund due to its low ranking in our quantitative screens. Similarly, professional services company Huron Consulting Group disappointed, and we eliminated it in favor of stocks with a similar valuation but more attractive growth profiles. We also swapped our stake in low-cost carrier Spirit Airlines in favor of Hawaiian Holdings, the operator of Hawaiian Airlines, which has a better ranking on our quantitative screens based on various metrics such as a lower valuation, higher cash flow generation, higher profitability, and ROE. Also, it pays a dividend, whereas Spirit Airlines does not.

OUTLOOK

Global stock indexes generally had a strong year in 2017. Most major macro indicators, such as purchasing managers’ indexes, show that major global economies are growing at a healthy and, in some cases, an accelerating rate. Though U.S. inflation seems to be well contained, very low unemployment and strong growth might eventually lead to an uptick in inflation.

The U.S. Federal Reserve increased short-term interest rates three times in 2017, and similar increases are expected in 2018. In addition, the Fed started reducing the size of its balance sheet in the fourth quarter of 2017. It is interesting that the Treasury yield curve—a graphic depiction of the relationship between yields and maturities of Treasury securities—has not steepened despite the positive economic backdrop. Other central banks might have to become less accommodating as their economies strengthen. We expect that these changes will reduce support for equity valuations over time. In addition, we feel that many stocks in the small-cap universe are fully valued—unless there is a large increase in earnings above consensus expectations.

The major market event of 2017 was the change in U.S. tax laws. This has interesting implications for corporate earnings and the impact of corporate cash held overseas returning to the U.S. One possible use of this cash is for companies to pay higher dividends or buy back more stock. The tax law changes are expected to provide further stimulation to economic growth and could counteract the Fed’s interest rate increases. We believe that a lot of the benefits of tax reform are already reflected in stock prices; however, some firms might have additional upside potential as they provide guidance on the new tax law’s impact on their earnings.

The investment landscape is constantly changing, and volatility levels often wax and wane without warning, but our investment strategy remains the same. While we take macroeconomic events into account in the course of monitoring portfolio risks, having a bottom-up stock selection process, and not relying on sector bets versus our benchmark, helps us avoid risks due to large moves in any one sector. We continue to favor high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

We are grateful for the confidence that our shareholders have in our investment management abilities. Thank you for investing with T. Rowe Price.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 22, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Because the fund invests primarily in securities issued by small-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by larger companies. Small companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

The fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting companies for investment or determining the weighting of particular stocks in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

GLOSSARY

Earnings Growth Rate – Historical Growth Five Years (least squares): Measures the annualized percent change in earnings per share over the last five years. The least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI US Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on Equity – Latest 12 Months (excluding charges): A valuation measure calculated by taking net income for the past 12 months excluding charges (income before extraordinary items) divided by the average total equity for the last five quarters. ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/17 |
|---|---|
| Teledyne Technologies | 1.0% |
| Coherent | 1.0 |
| Take-Two Interactive Software | 0.9 |
| XPO Logistics | 0.9 |
| Burlington Stores | 0.9 |
| Align Technology | 0.9 |
| Nektar Therapeutics | 0.9 |
| Cboe Global Markets | 0.8 |
| Vail Resorts | 0.8 |
| HEICO | 0.8 |
| Berry Global | 0.8 |
| Toro | 0.8 |
| MarketAxess Holdings | 0.7 |
| Maximus | 0.7 |
| Fair Isaac | 0.7 |
| Pool | 0.7 |
| Cognex | 0.7 |
| Service Corporation International | 0.7 |
| John Bean Technologies | 0.7 |
| Pinnacle Entertainment | 0.7 |
| Blackbaud | 0.7 |
| Old Dominion Freight Line | 0.6 |
| Lennox International | 0.6 |
| CoreSite Realty | 0.6 |
| WellCare Health Plans | 0.6 |
| Total | 19.2% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

## CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/17

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Nektar Therapeutics | 21¢ | TESARO | -5¢ |
| Take-Two Interactive Software | 11 | TreeHouse Foods | -5 |
| Align Technology | 11 | Cardtronics | -4 |
| XPO Logistics | 10 | Syneos Health | -3 |
| Teledyne Technologies | 10 | Pegasystems | -3 |
| Cognex | 10 | NuVasive | -3 |
| Pinnacle Entertainment | 9 | Cirrus Logic | -3 |
| SAGE Therapeutics | 9 | Prestige Brands | -3 |
| Burlington Stores | 9 | Clovis Oncology | -3 |
| Cboe Global Markets | 8 | Cambrex | -3 |
| Total | 108¢ | Total | -35¢ |

12 Months Ended 12/31/17

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Nektar Therapeutics | 25¢ | Cardtronics | -10¢ |
| Align Technology | 21 | TESARO | -6 |
| Take-Two Interactive Software | 20 | World Fuel Services | -4 |
| Coherent | 17 | TreeHouse Foods | -4 |
| Cognex | 17 | Depomed | -4 |
| XPO Logistics* | 16 | AmTrust Financial Services** | -3 |
| Kite Pharma** | 13 | SM Energy** | -3 |
| Cboe Global Markets | 13 | Prestige Brands | -3 |
| Bluebird Bio | 12 | NCR | -3 |
| Teledyne Technologies | 12 | Carrizo Oil & Gas | -3 |
| Total | 166¢ | Total | -43¢ |

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

## Investor Class

| | Year Ended 12/31/17 | 12/31/16 | 12/31/15 | 12/31/14 | 12/31/13 |
|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | |
| Beginning of period | $ 28.60 | $ 25.70 | $ 25.58 | $ 24.99 | $ 17.44 |
| Investment activities | | | | | |
| Net investment loss[1] | (0.06) | (0.02) | (0.04) | (0.07) | (0.04) |
| Net realized and unrealized gain / loss | 6.39 | 2.93 | 0.63 | 1.63 | 7.74 |
| Total from investment activities | 6.33 | 2.91 | 0.59 | 1.56 | 7.70 |
| Distributions | | | | | |
| Net realized gain | (0.04) | (0.01) | (0.47) | (0.97) | (0.15) |
| **NET ASSET VALUE** | | | | | |
| **End of period** | **$ 34.89** | **$ 28.60** | **$ 25.70** | **$ 25.58** | **$ 24.99** |
| **Ratios/Supplemental Data** | | | | | |
| **Total return[2]** | **22.12%** | **11.31%** | **2.33%** | **6.38%** | **44.19%** |
| Ratio of total expenses to average net assets | 0.79% | 0.81% | 0.82% | 0.85% | 0.82% |
| Ratio of net investment loss to average net assets | (0.18)% | (0.08)% | (0.16)% | (0.26)% | (0.19)% |
| Portfolio turnover rate | 12.0% | 10.1% | 9.5% | 16.8% | 12.6% |
| Net assets, end of period (in millions) | $ 4,311 | $ 2,870 | $ 2,117 | $ 979 | $ 771 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares | $ Value |
|---|---|---|
| **COMMON STOCKS 99.7%** | | |
| **CONSUMER DISCRETIONARY 15.2%** | | |
| **Auto Components 1.4%** | | |
| Cooper-Standard Holdings (1) | 170,400 | 20,874 |
| LCI Industries | 191,700 | 24,921 |
| Tenneco | 310,800 | 18,194 |
| Visteon (1) | 182,600 | 22,851 |
| | | 86,840 |
| **Distributors 0.7%** | | |
| Pool | 310,500 | 40,256 |
| | | 40,256 |
| **Diversified Consumer Services 1.8%** | | |
| Bright Horizons Family Solutions (1) | 99,597 | 9,362 |
| Capella Education | 227,200 | 17,585 |
| Service Corporation International | 1,048,900 | 39,145 |
| ServiceMaster Global Holdings (1) | 572,806 | 29,368 |
| Sotheby's (1) | 228,671 | 11,800 |
| | | 107,260 |
| **Hotels, Restaurants & Leisure 4.7%** | | |
| Brinker (2) | 232,400 | 9,027 |
| Choice Hotels International | 163,700 | 12,703 |
| Churchill Downs | 156,580 | 36,436 |
| Denny's (1) | 1,396,019 | 18,483 |
| Domino's Pizza | 159,887 | 30,212 |
| Hilton Grand Vacations (1) | 557,500 | 23,387 |
| Jack in the Box | 179,700 | 17,630 |
| Marriott Vacations Worldwide | 94,200 | 12,737 |
| Pinnacle Entertainment (1) | 1,192,100 | 39,018 |
| Ruth's Hospitality Group | 139,200 | 3,014 |
| Six Flags Entertainment (2) | 262,300 | 17,461 |
| The Cheesecake Factory (2) | 262,100 | 12,628 |

| | | |
|---|---|---|
| Vail Resorts | 224,630 | 47,727 |
| | | 280,463 |
| **Household Durables 0.4%** | | |
| Helen of Troy Limited (1) | 275,300 | 26,525 |
| | | 26,525 |
| **Internet & Direct Marketing Retail 0.9%** | | |
| Liberty Expedia Holdings, Class A (1) | 375,099 | 16,628 |
| Liberty TripAdvisor Holdings, Class A (1) | 336,200 | 3,169 |
| Liberty Ventures, Series A (1) | 471,999 | 25,601 |
| Shutterfly (1) | 161,200 | 8,020 |
| | | 53,418 |
| **Leisure Products 0.4%** | | |
| Brunswick | 387,640 | 21,405 |
| | | 21,405 |
| **Media 2.0%** | | |
| Cable One | 50,600 | 35,590 |
| Gray Television (1) | 786,000 | 13,165 |
| Lions Gate Entertainment, Class B (1) | 723,332 | 22,959 |
| Live Nation Entertainment (1) | 767,500 | 32,672 |
| MSG Networks (1) | 778,800 | 15,771 |
| | | 120,157 |
| **Multiline Retail 0.3%** | | |
| Big Lots (2) | 285,000 | 16,003 |
| | | 16,003 |
| **Specialty Retail 1.7%** | | |
| Aaron's | 137,459 | 5,478 |
| Burlington Stores (1) | 435,400 | 53,567 |
| Children's Place | 82,300 | 11,962 |
| Murphy USA (1) | 326,200 | 26,213 |

| | | |
|---|---|---|
| Sally Beauty Supply (1) | 259,740 | 4,873 |
| | | 102,093 |
| **Textiles, Apparel & Luxury Goods 0.9%** | | |
| Carters | 234,000 | 27,493 |
| Steven Madden (1) | 583,300 | 27,240 |
| | | 54,733 |
| Total Consumer Discretionary | | 909,153 |
| **CONSUMER STAPLES 3.0%** | | |
| **Beverages 0.6%** | | |
| Boston Beer, Class A (1)(2) | 83,200 | 15,900 |
| Coca-Cola Bottling | 84,300 | 18,146 |
| | | 34,046 |
| **Food & Staples Retailing 0.6%** | | |
| Casey's General Stores (2) | 326,500 | 36,548 |
| | | 36,548 |
| **Food Products 1.3%** | | |
| J & J Snack Foods | 209,781 | 31,851 |
| John B. Sanfilippo & Son | 147,100 | 9,304 |
| Post Holdings (1) | 330,090 | 26,153 |
| TreeHouse Foods (1)(2) | 233,800 | 11,564 |
| | | 78,872 |
| **Household Products 0.3%** | | |
| Spectrum Brands Holdings (2) | 153,700 | 17,276 |
| | | 17,276 |
| **Personal Products 0.2%** | | |
| Nu Skin Enterprises, Class A | 152,100 | 10,378 |
| | | 10,378 |
| Total Consumer Staples | | 177,120 |

## ENERGY 3.3%

### Energy Equipment & Services 0.7%

| | | |
|---|---|---|
| Dril-Quip (1) | 146,500 | 6,988 |
| Exterran (1) | 382,100 | 12,013 |
| Oceaneering International | 311,900 | 6,594 |
| Oil States International (1) | 272,800 | 7,720 |
| RPC | 284,100 | 7,253 |
| | | 40,568 |

### Oil, Gas & Consumable Fuels 2.6%

| | | |
|---|---|---|
| Carrizo Oil & Gas (1)(2) | 264,000 | 5,618 |
| Diamondback Energy (1) | 227,200 | 28,684 |
| Matador Resources (1)(2) | 938,600 | 29,219 |
| Parsley Energy, Class A (1) | 373,600 | 10,999 |
| PDC Energy (1) | 190,750 | 9,831 |
| RSP Permian (1) | 683,400 | 27,801 |
| World Fuel Services | 397,700 | 11,191 |
| WPX Energy (1) | 2,337,200 | 32,884 |
| | | 156,227 |
| Total Energy | | 196,795 |

## FINANCIALS 6.3%

### Banks 2.0%

| | | |
|---|---|---|
| Ameris Bancorp | 345,000 | 16,629 |
| Centerstate Bank | 866,000 | 22,282 |
| First Bancorp North Carolina | 466,100 | 16,458 |
| Hilltop Holdings | 453,300 | 11,482 |
| Signature Bank (1) | 123,800 | 16,993 |
| SVB Financial Group (1) | 144,720 | 33,831 |
| | | 117,675 |

### Capital Markets 2.7%

| | | |
|---|---|---|
| CBOE Global Markets | 394,900 | 49,201 |

| | | |
|---|---|---|
| E*TRADE Financial (1) | 434,227 | 21,525 |
| FactSet Research Systems (2) | 45,000 | 8,674 |
| Financial Engines | 201,100 | 6,093 |
| MarketAxess Holdings | 215,500 | 43,477 |
| MSCI | 247,648 | 31,337 |
| | | 160,307 |
| **Consumer Finance 0.4%** | | |
| PRA Group (1)(2) | 363,700 | 12,075 |
| SLM Corporatiion (1) | 1,005,300 | 11,360 |
| | | 23,435 |
| **Insurance 0.6%** | | |
| Heritage Insurance Holdings (2) | 261,800 | 4,718 |
| Primerica | 332,500 | 33,765 |
| | | 38,483 |
| **Thrifts & Mortgage Finance 0.6%** | | |
| MGIC Investment (1) | 1,530,900 | 21,601 |
| Radian | 812,200 | 16,740 |
| | | 38,341 |
| Total Financials | | 378,241 |
| **HEALTH CARE 20.8%** | | |
| **Biotechnology 6.8%** | | |
| ACADIA Pharmaceuticals (1)(2) | 287,900 | 8,669 |
| Acceleron Pharma (1) | 127,600 | 5,415 |
| Acorda Therapeutics (1) | 113,600 | 2,437 |
| Agios Pharmaceuticals (1)(2) | 180,600 | 10,325 |
| Alkermes (1)(2) | 92,000 | 5,035 |
| Alnylam Pharmaceuticals (1) | 89,700 | 11,396 |
| AMAG Pharmaceuticals (1)(2) | 131,600 | 1,744 |
| Amicus Therapeutics (1)(2) | 483,700 | 6,960 |
| Bellicum Pharmaceuticals (1)(2) | 107,500 | 904 |
| BioMarin Pharmaceutical (1) | 50,500 | 4,503 |

| | | |
|---|---|---|
| Bioverativ (1) | 479,900 | 25,876 |
| Bluebird Bio (1)(2) | 168,000 | 29,921 |
| Blueprint Medicines (1)(2) | 231,256 | 17,439 |
| Clovis Oncology (1) | 210,500 | 14,314 |
| Dyax (1)(3) | 247,200 | 780 |
| Exelixis (1) | 726,800 | 22,095 |
| FibroGen (1) | 239,100 | 11,333 |
| Incyte (1) | 120,188 | 11,383 |
| Insmed (1) | 546,800 | 17,049 |
| Ionis Pharmaceuticals (1)(2) | 152,800 | 7,686 |
| Ironwood Pharmaceuticals (1)(2) | 540,500 | 8,102 |
| Ligand Pharmaceuticals (1)(2) | 172,200 | 23,579 |
| Loxo Oncology (1)(2) | 105,100 | 8,847 |
| Neurocrine Biosciences (1) | 401,600 | 31,160 |
| Prothena (1)(2) | 202,300 | 7,584 |
| Radius Health (1)(2) | 143,800 | 4,569 |
| Repligen (1) | 299,600 | 10,870 |
| SAGE Therapeutics (1) | 179,600 | 29,582 |
| Sarepta Therapeutics (1)(2) | 170,800 | 9,503 |
| Seattle Genetics (1)(2) | 174,400 | 9,330 |
| Spark Therapeutics (1)(2) | 207,000 | 10,644 |
| TESARO (1)(2) | 158,700 | 13,152 |
| Ultragenyx Pharmaceutical (1)(2) | 153,900 | 7,138 |
| United Therapeutics (1) | 59,700 | 8,833 |
| Xencor (1) | 259,600 | 5,690 |
| | | 403,847 |
| **Health Care Equipment & Supplies 5.2%** | | |
| Align Technology (1) | 237,900 | 52,859 |
| Cantel Medical | 268,500 | 27,621 |
| Cooper Companies | 83,550 | 18,204 |
| Dexcom (1)(2) | 209,800 | 12,040 |
| Glaukos (1)(2) | 225,600 | 5,787 |
| Halyard Health (1) | 250,300 | 11,559 |
| ICU Medical (1) | 154,200 | 33,307 |

| | | |
|---|---|---|
| IDEXX Laboratories (1) | 141,300 | 22,097 |
| Inogen (1) | 258,700 | 30,806 |
| Masimo (1) | 318,000 | 26,966 |
| Natus Medical (1) | 259,900 | 9,928 |
| NuVasive (1) | 286,400 | 16,752 |
| Penumbra (1)(2) | 140,800 | 13,249 |
| West Pharmaceutical Services | 302,900 | 29,887 |
| | | 311,062 |
| **Health Care Providers & Services 2.8%** | | |
| BioTelemetry (1) | 296,200 | 8,856 |
| Centene (1) | 342,851 | 34,587 |
| Chemed | 122,100 | 29,673 |
| CorVel (1) | 148,166 | 7,838 |
| Encompass Health | 253,500 | 12,525 |
| Molina Healthcare (1)(2) | 265,500 | 20,359 |
| U.S. Physical Therapy | 235,100 | 16,974 |
| WellCare Health Plans (1) | 184,200 | 37,045 |
| | | 167,857 |
| **Health Care Technology 0.7%** | | |
| Omnicell (1) | 436,000 | 21,146 |
| Veeva Systems, Class A (1) | 346,100 | 19,132 |
| | | 40,278 |
| **Life Sciences Tools & Services 2.1%** | | |
| Bio-Rad Laboratories, Class A (1) | 89,900 | 21,456 |
| Bruker | 291,800 | 10,015 |
| Cambrex (1) | 370,500 | 17,784 |
| Charles River Laboratories International (1) | 289,700 | 31,708 |
| INC Research Holdings, Class A (1) | 355,400 | 15,495 |
| PRA Health Sciences (1) | 299,200 | 27,248 |
| | | 123,706 |
| **Pharmaceuticals 3.2%** | | |
| Aerie Pharmaceuticals (1)(2) | 222,100 | 13,270 |

| | | |
|---|---|---|
| Catalent (1) | 550,694 | 22,623 |
| Depomed (1) | 768,400 | 6,186 |
| Dermira (1)(2) | 221,700 | 6,165 |
| Innoviva (1)(2) | 223,100 | 3,166 |
| Jazz Pharmaceuticals (1) | 51,500 | 6,934 |
| MyoKardia (1)(2) | 128,290 | 5,401 |
| Nektar Therapeutics (1) | 861,000 | 51,419 |
| Pacira Pharmaceuticals (1) | 140,900 | 6,432 |
| Phibro Animal Health, Class A | 316,700 | 10,609 |
| Prestige Brands (1) | 559,400 | 24,843 |
| Supernus Pharmaceuticals (1) | 449,400 | 17,909 |
| TherapeuticsMD (1)(2) | 1,032,400 | 6,236 |
| Theravance Biopharma (1)(2) | 318,629 | 8,887 |
| WaVe Life Sciences (1)(2) | 70,747 | 2,483 |
| | | 192,563 |
| Total Health Care | | 1,239,313 |
| **INDUSTRIALS & BUSINESS SERVICES 18.3%** | | |
| **Aerospace & Defense 4.4%** | | |
| Aerojet Rocketdyne Holdings (1) | 796,367 | 24,847 |
| BWX Technologies | 554,400 | 33,536 |
| Curtiss-Wright | 277,300 | 33,789 |
| Esterline Technologies (1) | 82,400 | 6,155 |
| HEICO, Class A | 602,032 | 47,591 |
| Hexcel | 374,300 | 23,150 |
| Moog, Class A (1) | 417,400 | 36,251 |
| Teledyne Technologies (1) | 314,030 | 56,886 |
| | | 262,205 |
| **Air Freight & Logistics 0.9%** | | |
| XPO Logistics (1)(2) | 585,600 | 53,635 |
| | | 53,635 |

| | | |
|---|---|---|
| **Airlines 0.1%** | | |
| Hawaiian Airlines | 188,300 | 7,504 |
| | | 7,504 |
| **Building Products 1.6%** | | |
| AAON | 342,900 | 12,585 |
| JELD-WEN Holding (1) | 240,600 | 9,472 |
| Lennox International | 184,000 | 38,320 |
| Patrick Industries (1) | 466,150 | 32,374 |
| | | 92,751 |
| **Commercial Services & Supplies 2.0%** | | |
| Advanced Disposal Services (1) | 579,144 | 13,865 |
| Casella Waste Systems, Class A (1) | 1,036,000 | 23,849 |
| Clean Harbors (1) | 111,700 | 6,054 |
| Healthcare Services (2) | 474,500 | 25,015 |
| Rollins | 725,525 | 33,759 |
| US Ecology | 303,800 | 15,494 |
| | | 118,036 |
| **Construction & Engineering 0.1%** | | |
| Valmont Industries | 50,400 | 8,359 |
| | | 8,359 |
| **Electrical Equipment 0.6%** | | |
| Atkore International (1) | 637,300 | 13,670 |
| AZZ | 211,200 | 10,793 |
| Generac Holdings (1) | 212,000 | 10,498 |
| | | 34,961 |
| **Machinery 4.8%** | | |
| Chart Industries (1) | 130,400 | 6,111 |
| Douglas Dynamics | 341,000 | 12,890 |
| Graco | 718,110 | 32,473 |
| IDEX | 116,900 | 15,427 |
| John Bean Technologies | 353,100 | 39,123 |

| INFORMATION TECHNOLOGY 23.0% | | |
|---|---|---|
| **Communications Equipment 0.9%** | | |
| ARRIS International (1) | 577,300 | 14,831 |
| Echostar, Class A (1) | 232,200 | 13,909 |
| NetScout Systems (1) | 329,500 | 10,033 |
| Plantronics | 280,800 | 14,146 |
| | | 52,919 |
| **Electronic Equipment, Instruments & Components 3.2%** | | |
| Cognex | 649,200 | 39,705 |
| Coherent (1) | 201,430 | 56,848 |
| Littelfuse (2) | 143,500 | 28,387 |
| Novanta (1) | 500,100 | 25,005 |
| OSI Systems (1) | 175,200 | 11,279 |
| Zebra Technologies, Class A (1) | 308,100 | 31,981 |
| | | 193,205 |
| **Internet Software & Services 2.0%** | | |
| CoStar Group (1) | 63,800 | 18,945 |
| Envestnet (1) | 441,600 | 22,014 |
| j2 Global | 224,040 | 16,810 |
| LogMeIn | 143,100 | 16,385 |
| MercadoLibre (2) | 57,200 | 17,999 |
| Stamps.com (1) | 157,130 | 29,540 |
| | | 121,693 |
| **IT Services 5.2%** | | |
| Blackhawk Network Holdings (1) | 315,800 | 11,258 |
| Booz Allen Hamilton | 768,700 | 29,310 |
| Broadridge Financial Solutions | 397,900 | 36,042 |
| Cardtronics (1) | 506,744 | 9,385 |
| CoreLogic (1) | 564,000 | 26,062 |
| CSRA | 767,600 | 22,967 |
| DST Systems | 459,600 | 28,527 |
| Euronet Worldwide (1) | 343,300 | 28,930 |

| | | |
|---|---|---|
| Gartner (1) | 178,000 | 21,921 |
| Jack Henry & Associates | 186,300 | 21,790 |
| Maximus | 604,300 | 43,256 |
| Travelport Worldwide Ltd | 215,300 | 2,814 |
| WEX (1) | 198,420 | 28,023 |
| | | 310,285 |
| **Semiconductors & Semiconductor Equipment 3.9%** | | |
| Advanced Energy Industries (1) | 307,300 | 20,737 |
| Cabot Microelectronics | 115,400 | 10,857 |
| Cavium (1) | 285,800 | 23,959 |
| Cirrus Logic (1) | 536,830 | 27,840 |
| Ichor Holdings (1)(2) | 260,500 | 6,408 |
| Integrated Device Technology (1) | 874,100 | 25,987 |
| MaxLinear, Class A (1)(2) | 1,046,900 | 27,659 |
| Microsemi (1) | 678,600 | 35,050 |
| MKS Instruments | 160,100 | 15,129 |
| Nanometrics (1) | 324,600 | 8,089 |
| Versum Materials | 740,700 | 28,035 |
| | | 229,750 |
| **Software 7.4%** | | |
| ACI Worldwide (1) | 636,600 | 14,432 |
| Aspen Technology (1) | 403,000 | 26,679 |
| Blackbaud | 410,300 | 38,769 |
| Commvault Systems (1) | 291,700 | 15,314 |
| Computer Modelling (CAD) | 248,600 | 1,899 |
| Descartes Systems (1) | 400,700 | 11,380 |
| Ellie Mae (1)(2) | 172,300 | 15,404 |
| Fair Isaac | 266,100 | 40,766 |
| Fortinet (1) | 369,000 | 16,122 |
| Manhattan Associates (1) | 457,500 | 22,664 |
| Pegasystems | 485,500 | 22,891 |
| Proofpoint (1)(2) | 267,300 | 23,739 |
| PTC (1) | 352,350 | 21,412 |

| | | |
|---|---|---|
| Qualys (1) | 89,800 | 5,330 |
| RealPage (1) | 373,000 | 16,524 |
| SS&C Technologies Holdings | 840,500 | 34,023 |
| Take-Two Interactive Software (1) | 493,100 | 54,132 |
| Tyler Technologies (1) | 189,300 | 33,516 |
| Ultimate Software Group (1) | 108,600 | 23,700 |
| | | 438,696 |
| **Technology Hardware, Storage & Peripherals 0.4%** | | |
| Cray (1) | 133,832 | 3,239 |
| NCR (1) | 594,300 | 20,200 |
| | | 23,439 |
| Total Information Technology | | 1,369,987 |
| **MATERIALS 5.3%** | | |
| **Chemicals 3.4%** | | |
| AdvanSix (1) | 400,500 | 16,849 |
| Chase | 199,500 | 24,040 |
| GCP Applied Technologies (1) | 583,800 | 18,623 |
| Ingevity (1) | 376,300 | 26,518 |
| Innospec | 237,600 | 16,775 |
| Minerals Technologies | 235,300 | 16,200 |
| NewMarket | 42,900 | 17,048 |
| PolyOne | 558,100 | 24,277 |
| Scotts Miracle Gro | 304,500 | 32,579 |
| Stepan | 125,338 | 9,898 |
| | | 202,807 |
| **Construction Materials 0.4%** | | |
| Eagle Materials | 198,000 | 22,434 |
| | | 22,434 |
| **Containers & Packaging 1.1%** | | |
| Berry Global (1) | 786,400 | 46,138 |

## UTILITIES 0.5%

**Independent Power & Renewable Electricity Producers 0.5%**

| | | |
|---|---|---|
| Ormat Technologies | 423,700 | 27,100 |
| Total Utilities | | 27,100 |
| Total Common Stocks (Cost $4,476,313) | | 5,939,246 |

## SHORT-TERM INVESTMENTS 0.6%

**Money Market Funds 0.6%**

| | | |
|---|---|---|
| T. Rowe Price Government Reserve Fund, 1.24% (4)(5) | 37,459,366 | 37,459 |
| Total Short-Term Investments (Cost $37,459) | | 37,459 |

## SECURITIES LENDING COLLATERAL 6.1%

**Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 6.1%**

**Short-Term Funds 6.1%**

| | | |
|---|---|---|
| T. Rowe Price Short-Term Fund, 1.49% (4)(5) | 36,476,022 | 364,760 |
| Total Investments through Securities Lending Program with State Street Bank and Trust Company | | 364,760 |
| Total Securities Lending Collateral (Cost $364,760) | | 364,760 |

| | |
|---|---|
| **Total Investments in Securities** | |
| **106.4% of Net Assets (Cost $4,878,532)** | **$ 6,341,465** |

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at December 31, 2017 -- total value of such securities at period-end amounts to $344,350. See Note 3.
(3) Level 3 in fair value hierarchy. See Note 2.
(4) Seven-day yield
(5) Affiliated Company
CAD Canadian Dollar

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Operations

($000s)

| | | Year Ended 12/31/17 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Dividend | | $ 27,132 |
| Securities lending | | 1,106 |
| Total income | | 28,238 |
| Expenses | | |
| Investment management | | 29,383 |
| Shareholder servicing | | |
| Investor Class | $ 4,715 | |
| Advisor Class | 21 | |
| I Class | 17 | 4,753 |
| Rule 12b-1 fees | | |
| Advisor Class | | 33 |
| Prospectus and shareholder reports | | |
| Investor Class | 277 | |
| Advisor Class | 1 | |
| I Class | 24 | 302 |
| Custody and accounting | | 234 |
| Registration | | 487 |
| Legal and audit | | 28 |
| Directors | | 14 |
| Miscellaneous | | 23 |
| Total expenses | | 35,257 |
| Net investment loss | | (7,019) |
| **Realized and Unrealized Gain / Loss** | | |
| Net realized gain (loss) | | |
| Securities | | 13,546 |
| Foreign currency transactions | | 1 |
| Net realized gain | | 13,547 |
| Change in net unrealized gain / loss on securities | | 919,850 |
| Net realized and unrealized gain / loss | | 933,397 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | | $ 926,378 |

The accompanying notes are an integral part of these financial statements.

## Statement of Changes in Net Assets

($000s)

| | Year Ended 12/31/17 | 12/31/16 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment loss | $ (7,019) | $ (1,757) |
| Net realized gain | 13,547 | 1,663 |
| Change in net unrealized gain / loss | 919,850 | 318,589 |
| Increase in net assets from operations | 926,378 | 318,495 |
| Distributions to shareholders | | |
| Net realized gain | | |
| Investor Class | (4,305) | (698) |
| Advisor Class | – | (2) |
| I Class | (3,403) | (95) |
| Decrease in net assets from distributions | (7,708) | (795) |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 1,557,389 | 1,269,210 |
| Advisor Class | 13,759 | 8,932 |
| I Class | 1,144,120 | 413,978 |
| Distributions reinvested | | |
| Investor Class | 3,915 | 635 |
| Advisor Class | – | 2 |
| I Class | 3,320 | 92 |
| Shares redeemed | | |
| Investor Class | (838,375) | (811,253) |
| Advisor Class | (2,789) | (856) |
| I Class | (132,875) | (22,869) |
| Redemption fees received | 204 | 228 |
| Increase in net assets from capital share transactions | 1,748,668 | 858,099 |
| **Net Assets** | | |
| Increase during period | 2,667,338 | 1,175,799 |
| Beginning of period | 3,292,841 | 2,117,042 |
| **End of period** | **$ 5,960,179** | **$ 3,292,841** |
| Undistributed net investment income | – | – |

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Quantitative Management Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The QM U.S. Small-Cap Growth Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies. The fund has three classes of shares: the QM U.S. Small-Cap Growth Equity Fund (Investor Class), the QM U.S. Small-Cap Growth Equity Fund–Advisor Class (Advisor Class), and the QM U.S. Small-Cap Growth Equity Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $22,000 for the year ended December 31, 2017.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Subscriptions Under certain circumstances, and when considered to be in the best interest of all shareholders, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the year ended December 31, 2017, the fund accepted $281,441,000 of in-kind subscriptions from other T. Rowe Price funds.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2017, totaled $174,000 for the year ended December 31, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers into Level 3 resulted from a lack of observable market data for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2017, the value of loaned securities was $344,350,000; the value of cash collateral and related investments was $364,760,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,285,447,000 and $548,439,000, respectively, for the year ended December 31, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the per-share rounding of distributions. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, totaled $7,708,000 and $795,000, respectively, and were characterized as ordinary income. At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2017, the fund utilized $71,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The Advisor Class is subject to a contractual expense limitation through April 30, 2019. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the Advisor Class operated below its expense limitation.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $827,000 for T. Rowe Price Services, Inc.; and $85,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Quantitative Management
Funds, Inc. and Shareholders of T. Rowe Price QM U.S. Small Cap Growth
Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price QM U.S. Small Cap Growth Equity Fund (one of the funds constituting T. Rowe Price Quantitative Management Funds, Inc., hereafter referred to as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $7,708,000 from short-term capital gains.

For taxable non-corporate shareholders, $7,602,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $7,602,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA,	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
CPA**	Price Trust Company
(1971)
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
**Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With Quantitative
Management Funds, Inc.	Principal Occupation(s)

Vinit Agrawal (1987)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

George Gao (1979)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Vidya Kadiyam (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Navneesh Malhan, CFA (1980)	Vice President, T. Rowe Price; formerly,
Vice President	Vice President, BlackRock (to 2015)

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Jordan Pryor (1991)	Assistant Vice President, T. Rowe Price;
Vice President	formerly, Investment Fellowship Program,
T. Rowe Price (to 2014)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Farris G. Shuggi (1984)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Eric von Heijne (1990)	Assistant Vice President, T. Rowe Price;
Vice President	formerly, Investment Fellowship Program,
T. Rowe Price (to 2014)

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Quantitative Management Funds, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018